AGL RESOURCES INC.
                       1998 COMMON STOCK EQUIVALENT PLAN
                           FOR NON-EMPLOYEE DIRECTORS


1. Establishment and Purpose. AGL Resources Inc., a Georgia corporation (the "Company"), hereby establishes the AGL Resources Inc. 1998 Common Stock Equivalent Plan for Non-Employee Directors (the "Plan"), to be effective as of January 1, 1998. The purpose of the Plan is to (i) provide Directors participating in the Plan with an opportunity to obtain a proprietary interest in the Company, (ii) provide such Directors with an added incentive to continue in the service of the Company, and (iii) stimulate such Directors' efforts in promoting the growth, efficiency and profitability of the Company.

2.       Definitions.

         (a) "Account" shall mean the bookkeeping account to which a Participant has Deferred Amounts credited under this Plan.

         (b)      "Board" shall mean the Board of Directors of the Company.

         (c) "Beneficiary" shall mean the person or persons (including, without limitation, the trustees of any testamentary or inter vivos trust) designated from time to time in writing by a Participant on an election form provided for said purpose to receive payments under the Plan after the death of such Participant, or, in the absence of any such designation or in the event that such designated persons or person shall predecease such Participant or shall not be in existence or shall otherwise be unable to receive such payments, the person or persons designated under such Participant's last will and testament or, in the absence of such designation, to the Participant's estate.

         (d) "Change in Control" shall mean the occurrence of any one of the following events (the terms used in this Section 2(c) with an initial capital letter shall have the meanings set forth in this Section 2(c) unless otherwise defined in the Plan):

                  i. the acquisition by a Person, together with Affiliates and Associates of such Person, whether by purchase, tender offer, exchange, reclassification, recapitalization, merger or otherwise, of a sufficient number of shares of Common Stock or Equivalents to constitute the Person an Acquiring Person; or

                  ii. during any period of two consecutive years, individuals who at the beginning of such period
                           constitute   the  Board   cease  for  any  reason  to
                           constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by a majority of the Continuing Directors then in office; or


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                  iii.     any  merger or  consolidation  the result of which is
                           that less than 90 percent of the common stock, Voting Securities or other equity interests of the surviving or resulting corporation or other Person shall be owned in the aggregate by the former shareholders of the Company, other than Affiliates or Associates of any party to such merger or consolidation, as the same shall have existed immediately prior to such merger or consolidation; or

                  iv. the sale by the Company, in one transaction or a series of related transactions, whether in liquidation, dissolution or otherwise, of assets or earning power aggregating more than 50 percent of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons.

                  The following definitions shall apply in determining when a Change in Control has occurred:

                  (1) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of 10 percent or more of the shares of Common Stock then outstanding, but shall not include the Company, any Subsidiary of the Company, or any Person who or which, together with all Affiliates and Associates of such Person, is the Beneficial Owner of 10 percent or more of the shares of Common Stock as of the effective date of the Plan, any employee benefit plan of the Company or of any Subsidiary of the Company [if approved by a majority of the Continuing Directors], or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan.

                  (2) "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and in effect on the effective date of the Plan (the "Exchange Act").

                  (3)      "Associate" shall mean:

                           (a) any corporation or organization, or parent or subsidiary of such corporation or organization, of which a Person is an officer, director or partner or is, directly or indirectly, the Beneficial Owner of 10 percent or more of any class of equity securities;

                           (b) any trust or other estate in which a Person has a beneficial interest of 10 percent or more or as to which such Person serves as trustee or in a similar fiduciary capacity; and

                           (c) any brother or sister (whether by whole or half blood), ancestor, lineal descendant or spouse of a Person, or any such relative of such spouse.

                  (4) "Beneficial Owner" shall mean, with respect to any securities, any Person who, together with such Person's Affiliates and Associates, directly or indirectly:


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                           (a) has the right to acquire such securities (whether
                           such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own:

                                    (i) Securities  acquired by participation in
                                    good faith in a firm commitment underwriting
                                    by  a  Person  engaged  in  business  as  an
                                    underwriter   of   securities    until   the
                                    expiration of 40 days after the date of such acquisition; or

                                    (ii)  Securities   tendered  pursuant  to  a
                                    tender or exchange offer made by such Person
                                    or  any  of  such  Person's   Affiliates  or
                                    Associates until such tendered securities are accepted for purchase or exchange; or

                                    (iii)  Securities  issuable upon exercise of
                                    rights issued to all shareholders generally,
                                    which  rights  are  only   exercisable  upon
                                    separation   from  the  Common   Stock,   or
                                    securities issuable upon exercise of rights that have separated from the Common Stock upon the occurrence of events specified in a rights agreement between the Company and a rights agent.

                           (b) has the right to vote or dispose of or has Beneficial Ownership (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act) of such securities, including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding:

                                    (i) arises  solely  from a  revocable  proxy
                                    given  in  response  to a  public  proxy  or
                                    consent  solicitation  made pursuant to, and
                                    in   accordance    with,    the   applicable
                                    provisions   of  the   General   Rules   and
                                    Regulations under the Exchange Act; and

                                    (ii) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                                    (iii) with respect to any  securities  which
                                    are   Beneficially   Owned,    directly   or
                                    indirectly,  by any  other  Person  (or  any
                                    Affiliate  or  Associate  thereof),  has any
                                    agreement,   arrangement  or   understanding
                                    (whether or not in writing), for the purpose
                                    of  acquiring,   holding,   voting   (except
                                    pursuant to a revocable proxy as described herein or disposing of any voting securities of the Company.


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                  (5) "Continuing Director" shall mean:

                           (a) any member of the Board who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and was a member of the Board prior to the effective date of the Plan; or

                           (b) any Person who subsequently becomes a member of the Board who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors.

                  (5) "Equivalents" shall mean preferred stock or other entity securities of the Company having the right to be converted by the holders thereof into shares of Common Stock, or having the right to vote generally for the election of directors and on other matters. For purposes of determining the total amount of Common Stock and Equivalents owned by any Person, such Equivalents shall be equal to the number of shares into which they may be converted by the holders thereof, or in the case of securities that are not convertible having the right to vote, shall be equal to the number of votes they are entitled to cast in elections for directors.

                  (7) "Person"  shall mean any  individual,  firm,  corporation, partnership or other entity.

                  (8) "Subsidiary" shall mean any corporation, partnership, joint venture, trust or other entity more than 50 percent of the Voting Securities of which are Beneficially Owned, directly or indirectly, by a Person.

                  (9) "Voting Securities" shall mean any class of then outstanding shares of stock or other beneficial interests entitled to vote in election of directors or other Persons charged with management of a Person.

        (e) "Common Stock" shall mean the common stock of the Company, par value $5.00 per share.

        (f) "Common Stock Equivalents" or "CSEs" shall mean the units that are credited to a Director's Account under this Plan.

        (g)       "Company"   shall   mean  AGL   Resources   Inc.,   a  Georgia
                  corporation, and any successor of the Company.

        (h) "Compensation" shall mean the meeting fees received by the Director.

        (i)       "Deferred   Amount"  shall  mean  an  amount  of  Compensation
                  deferred at the election of the Participant under this Plan.


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        (j)       "Director"  shall mean any member of the Board of Directors of the Company who is not an employee of the Company.

        (k) "Fair Market Value" shall mean the closing sale price per share of the Common Stock as published in the Eastern Edition of The Wall Street Journal report on the New York Stock Exchange Composite Transactions (or other established exchange on which the Common Stock is listed) on a particular date. If, for any reason, the Fair Market Value of the Common Stock cannot be ascertained or is unavailable for a particular date, the Fair Market Value of the Common Stock shall be determined as of the nearest preceding date on which such Fair Market Value can be ascertained pursuant to the terms hereof.

        (l)   "Participant"   shall  mean  any  Director  who  elects  to  defer
               Compensation under this Plan.

        (m) "Plan" shall mean the AGL Resources Inc. 1998 Common Stock Equivalent Plan for Non-Employee Directors, as from time to time amended and in effect.

        (n) "Termination of Service" shall mean the termination (by death, retirement or otherwise) of a Participant's service as a Director of the Company.

3. Deferral of Compensation. Each Director may elect to defer his or her Compensation for any calendar year under this Plan. Such election shall be made on a form prescribed by the Company and filed with the Corporate Secretary of the Company prior to the beginning of the calendar year during which such Compensation is to be earned. The election shall be irrevocable for the first calendar year to which it relates, and it shall continue in effect for subsequent calendar years until changed prospectively by the Participant, in writing to the Corporate Secretary of the Company, before the beginning of the calendar year for which the change is effective. If an election is made by a person who has been elected to serve as a Director, but whose term has not yet commenced, that Director's election shall be effective as of the commencement of said term.

4. Treatment of Deferred Amounts. The Company shall establish on its books an Account for each Participant who defers Compensation under this Plan. Such Account will accurately reflect the Company's liability to such Participant. The standing balance in each account is hereafter referred to as the "Account Balance." Despite the maintenance of such Account, the Company's obligation to make payments under the Plan to a Participant shall be made from the Company's general assets and property. The Company may, in its sole discretion, establish a separate fund or account to make payment of benefits to a Participant or Beneficiary hereunder. Whether or not the Company, in its sole discretion, does establish such a fund or account, no Participant, Beneficiary or any person shall have, under any circumstances, any interest whatever in any particular property or assets of the Company by virtue of this Plan.

5. Common Stock Equivalents. Deferred Amounts credited to a Participant's Account shall be converted into CSEs. The CSEs shall be equal to the number of shares of Common Stock, to three decimal places, that could be purchased on the day that the Participant's Deferred Amount would otherwise be paid, at a per share price equal to the Fair Market Value of the Common Stock on such date.


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6.      Dividends and Stock Splits.  On each date on which a dividend, in cash, property or stock, is distributed on shares of issued and outstanding Common Stock, the Participant's Account shall be credited with a number of CSEs based upon the amount of cash or the fair market value of any property or stock (the "base amount") distributed with respect to a number of shares issued and outstanding of the Common Stock equal to the number of CSEs (including fractions) standing to the Participant's credit in his or her Account on the record date for such distribution (assuming that fractional shares could be held of record and that distributions were made with respect thereto). The number of CSEs to be so credited shall be equal to the number of shares of Common Stock, to three decimal places, that could be purchased on such dividend distribution date with the base amount at a per share price equal to the Fair Market Value of the Common Stock on such date.

7. Payment of Deferred Amounts. Upon a Participant's Termination of Service, or upon a Change in Control of the Company, a Participant's Account Balance shall be paid to him or her (or, in the event of the Participant's death, to the Participant's Beneficiary). The Participant's Account Balance will, at the irrevocable election of the Participant on a form prescribed by the Company, be paid to the Participant in either (i) five annual cash installments; or (ii) one cash lump sum payment. Payment of such amounts shall commence within thirty (30) days of such Termination of Service or Change in Control. In converting a Participant's CSEs in his or her Account into cash for payment purposes, such conversion shall be made on each payment date to the Participant based on the then current Fair Market Value of the shares of Common Stock reflected in the Participant's Account.

8. Amendment or Termination. The Board of Directors may amend or terminate this Plan at any time; provided, however, that no amendment or termination shall adversely affect any then existing Deferred Amounts or rights under this Plan, and provided further that no amendment may be made to the last sentence of Section 12 hereof.

9. Expenses. The expenses of administering the Plan shall be borne by the Company, and shall not be charged against any Participant's Account.

10.     Applicable   Law.  The  provisions  of  the  Plan  shall  be  construed, administered and enforced according to the laws of the State of Georgia.

11. No Trust. No action by the Company or its Board of Directors under this Plan shall be construed as creating a trust, escrow or other secured or segregated fund or other fiduciary relationship of any kind in favor of any Participant, Beneficiary, or any other persons. The status of a Participant or Beneficiary with respect to any liabilities assumed by the Company hereunder shall be solely those of unsecured creditors of the Company. Any asset acquired or held by the Company in connection with liabilities assumed by it hereunder shall not be deemed to be held under any trust, escrow or other secured or segregated fund or other fiduciary relationship of any kind for the benefit of a Participant or Beneficiary, or to be security for the performance of the obligations of the Company, but shall be, and remain, a general, unpledged, unrestricted asset of the Company at all times subject to the claims of general creditors of the Company.


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12.     Assignment;  Successors.  Neither the  Participant  nor any other person shall have the power, voluntarily or involuntarily, to transfer, assign, anticipate, pledge, mortgage or otherwise encumber, alienate or transfer any rights hereunder in advance of any of the payments to be made pursuant to this Plan or any portion thereof. The obligations of the Company hereunder shall be binding upon any and all successors and assigns to the Company.

13. Withholding. The Company shall comply with all federal and state laws and regulations respecting the withholding, deposit and payment of any income or employment taxes relating to the payment of Deferred Amounts under this Plan.

14. No Impact on Directorship. This Plan shall not be construed to confer any right on the part of a Participant to be or remain a Director or to receive any, or any particular rate of, Compensation.

15. Interpretations. Interpretations of, and determinations related to, this Plan made by the Company in good faith, including any determinations or calculations of Deferred Amounts or Account Balances, shall be conclusive and binding upon all parties; and the Company shall not incur any liability to a Participant for any such interpretation or determination so made or for any other action taken by it in connection with this Plan.

        IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer as of January 1, 1998.


                                                     AGL RESOURCES INC.


                                                     By:  /s/ Robert L. Goocher
                                                     Robert L. Goocher
                                                     Executive Vice President

                                                     S2-396657.1

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